SUPPLEMENT TO THE SHAREHOLDER MANUAL
Dated November 5, 2001 to the Shareholder Manual dated November 1, 2001

Item 2 under the subsection "Sales Charge Waivers on Class B Shares" on page 11 is hereby deleted and replaced with the following:

"Redemptions of shares following the death or disability (as defined in Section 72(m)(7) of the Internal Revenue Code) of account owners (all owners in the case of joint accounts), provided that the shares were purchased prior to the death or disability and the redemptions are made within one year of death or disability. Proof of death or disability is required.

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